AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of October 6, 2008, between JNL Series Trust, a Massachusetts business trust ("Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company ("Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Agreement in order to reflect a name change for the JNL/AIM Real Estate Fund to JNL/AIM Global Real Estate Fund.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of the following six new Funds: 1) JNL/Goldman Sachs Emerging Markets Debt Fund; 2) JNL/M&G Global Basics Fund; 3) JNL/M&G Global Leaders Fund; 4) JNL/Mellon Capital Management Pacific Rim 30 Fund; 5) JNL/Mellon Capital Management European 30 Fund; and 6) JNL/Red Rocks Listed Private Equity Fund.

     WHEREAS, in order to effectuate the above changes and additions, Schedule A and Schedule B to the Agreement must be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 6, 2008, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 6, 2008, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Amendment to be executed by their duly authorized officers as of this 6th day of October, 2008.

JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________    By: _________________________________
Name:  Susan S. Rhee                      Name:    Mark D. Nerud
Title: Vice President, Counsel,           Title:   President
       and Secretary

                                   SCHEDULE A
                              DATED OCTOBER 6, 2008
                                 (List of Funds)

  ----------------------------------------------------------------------------
                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                         JNL/AIM Global Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
  ----------------------------------------------------------------------------
              JNL/Capital Guardian Global Diversified Research Fund
  ----------------------------------------------------------------------------
                    JNL/Capital Guardian Global Balanced Fund
  ----------------------------------------------------------------------------
                 JNL/Credit Suisse Global Natural Resources Fund
  ----------------------------------------------------------------------------
                        JNL/Credit Suisse Long/Short Fund
  ----------------------------------------------------------------------------
                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
  ----------------------------------------------------------------------------
                  JNL/Franklin Templeton Founding Strategy Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
  ----------------------------------------------------------------------------
                    JNL/Franklin Templeton Mutual Shares Fund
  ----------------------------------------------------------------------------
                   JNL/Franklin Templeton Small Cap Value Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Core Plus Bond Fund
  ----------------------------------------------------------------------------
                  JNL/Goldman Sachs Emerging Markets Debt Fund
  ----------------------------------------------------------------------------
                      JNL/Goldman Sachs Mid Cap Value Fund
  ----------------------------------------------------------------------------
                   JNL/Goldman Sachs Short Duration Bond Fund
  ----------------------------------------------------------------------------
                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
  ----------------------------------------------------------------------------
                JNL/JPMorgan U.S. Government & Quality Bond Fund
  ----------------------------------------------------------------------------
                        JNL/Lazard Emerging Markets Fund
  ----------------------------------------------------------------------------
                         JNL/Lazard Mid Cap Equity Fund
  ----------------------------------------------------------------------------
                        JNL/Lazard Small Cap Equity Fund
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                           JNL/M&G Global Basics Fund
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                           JNL/M&G Global Leaders Fund
  ----------------------------------------------------------------------------
                  JNL/Mellon Capital Management Bond Index Fund
  ----------------------------------------------------------------------------
         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
  ----------------------------------------------------------------------------
                 JNL/Mellon Capital Management European 30 Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management Index 5 Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management International Index Fund
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management Pacific Rim 30 Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
  ----------------------------------------------------------------------------
                   JNL/Mellon Capital Management 10 x 10 Fund
  ----------------------------------------------------------------------------
                JNL/Mellon Capital Management S&P 500 Index Fund
  ----------------------------------------------------------------------------
             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
  ----------------------------------------------------------------------------
                       JNL/Oppenheimer Global Growth Fund
  ----------------------------------------------------------------------------
                           JNL/PAM Asia ex-Japan Fund
  ----------------------------------------------------------------------------
                            JNL/PAM China-India Fund
  ----------------------------------------------------------------------------
                           JNL/PIMCO Real Return Fund
  ----------------------------------------------------------------------------
                        JNL/PIMCO Total Return Bond Fund
  ----------------------------------------------------------------------------
                        JNL/PPM America Core Equity Fund
  ----------------------------------------------------------------------------
                      JNL/PPM America High Yield Bond Fund
  ----------------------------------------------------------------------------
                       JNL/PPM America Mid Cap Value Fund
  ----------------------------------------------------------------------------
                      JNL/PPM America Small Cap Value Fund
  ----------------------------------------------------------------------------
                        JNL/PPM America Value Equity Fund
  ----------------------------------------------------------------------------
                    JNL/Red Rocks Listed Private Equity Fund
  ----------------------------------------------------------------------------
                            JNL/Select Balanced Fund
  ----------------------------------------------------------------------------
                          JNL/Select Money Market Fund
  ----------------------------------------------------------------------------
                              JNL/Select Value Fund
  ----------------------------------------------------------------------------
                              JNL/Select Value Fund
  ----------------------------------------------------------------------------
                    JNL/T. Rowe Price Established Growth Fund
  ----------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
                          JNL/T. Rowe Price Value Fund
  ----------------------------------------------------------------------------
                           JNL/S&P Managed Growth Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Managed Conservative Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Managed Moderate Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Managed Moderate Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Managed Aggressive Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Retirement Income Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2015 Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2020 Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Retirement 2025 Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Moderate Retirement Strategy Fund
  ----------------------------------------------------------------------------
                JNL/S&P Moderate Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
                     JNL/S&P Growth Retirement Strategy Fund
  ----------------------------------------------------------------------------
                        JNL/S&P Disciplined Moderate Fund
  ----------------------------------------------------------------------------
                    JNL/S&P Disciplined Moderate Growth Fund
  ----------------------------------------------------------------------------
                         JNL/S&P Disciplined Growth Fund
  ----------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
  ----------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
  ----------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
  ----------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
  ----------------------------------------------------------------------------
                                 JNL/S&P 4 Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED OCTOBER 6, 2008
                                 (Compensation)
------------------------------------------------------ ---------------------------------- ----------------------------
                        FUND                                        ASSETS                        ADVISORY FEE
                                                                                          (ANNUAL RATE BASED ON AVERAGE
                                                                                             NET ASSETS OF EACH FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM International Growth Fund                         $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Large Cap Growth Fund                             $0 to $150 million                          .70%
                                                          Over $150 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Global Real Estate Fund                           $0 to $50 million                           .75%
                                                          Over $50 million                            .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Small Cap Growth Fund                             $0 to $300 million                          .85%
                                                          Over $300 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian International                        $0 to $500 million                          .95%
Small Cap Fund                                            Over $500 million                           .90%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian U.S. Growth Equity Fund              $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          $500 million to $750 million                .60%
                                                          Over $750 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian Global                               $0 to $150 million                          .75%
Diversified Research Fund                                 $150 million to $500 million                .70%
                                                          $500 million to $750 million                .65%
                                                          Over $750 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian Global Balanced Fund                 $0 to $500 million                          .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Credit Suisse Global Natural Resources Fund           $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Credit Suisse Long/Short Fund                         $0 to $300 million                          .80%
                                                          Over $300 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle Core Equity Fund                                $0 to $10 million                           .65%
                                                          $10 million to $300 million                 .60%
                                                          Over $300 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle SmallCap Equity Fund                            $0 to $100 million                          .75%
                                                          $100 million to $500 million                .70%
                                                          Over $500 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Founding Strategy Fund             All Assets                                    0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Global Growth Fund                 $0 to $300 million                          .75%
                                                          $300 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Income Fund                        $0 to $100 million                          .80%
                                                          $100 million to $200 million                .75%
                                                          $200 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Mutual Shares Fund                 $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Small Cap Value Fund               $0 to $200 million                          .85%
                                                          $200 million to $500 million                .77%
                                                          Over $500 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Core Plus Bond Fund                     $0 to $500 million                          .60%
                                                          Over $500 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Emerging Markets Debt Fund              $0 to $200 million                          .75%
                                                          Over $200 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Mid Cap Value Fund                      $0 to $100 million                          .75%
                                                          Over $100 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Short Duration Bond Fund                $0 to $250 million                          .45%
                                                          Over $250 million                           .40%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan International Value Fund                     $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan MidCap Growth Fund                           $0 to $250 million                          .70%
                                                          $250 million to $750 million                .65%
                                                          $750 million to $1,500 million              .60%
                                                          Over $1,500 million                         .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund          $0 to $150 million                          .50%
                                                          $150 million to $300 million                .45%
                                                          $300 million to $500 million                .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Emerging Markets Fund                          $0 to $100 million                          1.00%
                                                          $100 million to $250 million                .90%
                                                          Over $250 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Mid Cap Equity Fund                            $0 to $50 million                            .75%
                                                          $50 million to $250 million                 .70%
                                                          Over $250 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Small Cap Equity Fund                          $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/M&G Global Basics Fund                                $0 to $500 million                          .85%
                                                          Over $500 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/M&G Global Leaders Fund                               $0 to $500 million                          .85%
                                                          Over $500 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Bond Index Fund             $0 to $500 million                          .30%
                                                          $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock      $0 to $50 million                           .50%
Index Fund                                                Over $50 million                            .45%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management European 30 Fund            $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          Over $100 million                           .28%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Index 5 Fund                All assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management International Index         $0 to $500 million                          .30%
Fund                                                      $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Pacific Rim 30 Fund         $0 to $50 million                           .37%
                                                          $50 to $100 million                         .31%
                                                          Over $100 million                           .28%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Small Cap Index Fund        $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management 10 x 10 Fund                All assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P 500 Index Fund          $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index        $0 to $500 million                          .29%
Fund                                                      $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Oppenheimer Global Growth Fund                        $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PAM Asia ex-Japan Fund                                $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PAM China-India Fund                                  $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PIMCO Real Return Fund                                $0 to $1 billion                            .50%
                                                          Over $1 billion                             .475%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PIMCO Total Return Bond Fund                          All assets                                  .50%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Core Equity Fund                          $0 to $150 million                          .65%
                                                          $150 million to $300 million                .60%
                                                          Over $300 million                           .575%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America High Yield Bond Fund                      $0 to $150 million                          .50%
                                                          $150 million to $500 million                .45%
                                                          Over $500 million                           .425%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Mid Cap Value Fund                        $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Small Cap Value Fund                      $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Value Equity Fund                         $0 to $300 million                          .55%
                                                          Over $300 million                           .50%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Red Rocks Listed Private Equity Fund                  $0 to $200 million                          .85%
                                                          Over $200 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Balanced Fund                                  $0 to $50 million                           .55%
                                                          $50 million to $150 million                 .50%
                                                          $150 million to $300 million                .475%
                                                          $300 million to $500 million                .45%
                                                          Over $500 million                           .425%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Money Market Fund                              $0 to $500 million                          0.28%
                                                          Over $500 million                           0.25%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Value Fund                                     $0 to $300 million                          .55%
                                                          $300 million to $500 million                .50%
                                                          Over $500 million                           .45%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Established Growth Fund                 $0 to $150 million                          .65%
                                                          $150 to $500 million                        .60%
                                                          Over $500 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                     $0 to $150 million                          .75%
                                                          Over $150 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Value Fund                              $0 to $150 million                          .70%
                                                          $150 to $500 million                        .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Growth Fund                               $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Conservative Fund                         $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Growth Fund                      $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Fund                             $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Aggressive Growth Fund                    $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement Income Fund                            $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2015 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2020 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2025 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Retirement Strategy Fund                 $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Growth Retirement Strategy Fund          $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Growth Retirement Strategy Fund                   $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Fund                         $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Growth Fund                  $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Growth Fund                           $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Competitive Advantage Fund                        $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Dividend Income & Growth Fund                     $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Intrinsic Value Fund                              $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Total Yield Fund                                  $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P 4 Fund                                            All Assets                                     0%
------------------------------------------------------ ---------------------------------- ----------------------------